UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 – June 30, 2020

Item 1. Reports to Stockholders.

ASG
LISTED
NYSE

ALL-STAR®
FUNDS

Semi-Annual Report | June 30, 2020

Liberty All-Star® Growth Fund

Contents

1	President’s Letter
5	Table of Distributions and Rights Offerings
6	Top 20 Holdings and Economic Sectors
7	Major Stock Changes in the Quarter
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
12	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor you may log into your Investor Center account at www.computershare.com/investor and change your communication preferences.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2020

In a historic about-face, key market indices soared during the second quarter:

●	S&P 500® Index: -19.60 percent in the first quarter, +20.54 percent in the second
●	Dow Jones Industrial Average (DJIA): -22.73 percent in the first quarter, +18.51 percent in the second
●	NASDAQ Composite Index: -13.95 percent in the first quarter, +30.95 percent in the second

The reversal propelled the NASDAQ Composite to a gain of 12.67 percent for the first half of 2020, but was not quite enough to move the other two indices into positive territory, as the S&P® 500 gave up 3.08 percent while the DJIA declined 8.43 percent.

The stock market’s dramatic quarter-over-quarter turnaround could hardly have been anticipated on April 1, as stocks suffered the worst losses ever recorded for the first trading day of a new quarter—more than 4 percent for all three indices. A day later, it was reported that jobless claims leapt a record 6.6 million at the end of March and over the next two weeks the total would rise to 16 million jobless and an unemployment rate in excess of 10 percent (unemployment would later rise to 14.7 percent, a post-World War II high). The University of Michigan’s consumer sentiment survey showed its largest-ever one-month decline, retail sales in the U.S. plummeted a record 8.7 percent and the lack of demand sent the consumer price index down 7.6 percent, the biggest drop since 1980. The Commerce Department announced that GDP fell at a 4.8 percent annual rate in the first three months of the year, the first quarterly drop since 2014. Federal Reserve Chair Jerome Powell forecast, “We are going to see economic data for the second quarter that is worse than any data we have seen for the economy.”

Then, even more suddenly than the pandemic devastated financial markets, a complete reversal took hold. In the first full week of April the three key indices previously cited all posted returns in the 10 percent range, the best weekly returns since 1974. Federal programs proved to be the catalyst in the turnaround. The Federal Reserve engineered a broad array of actions to limit the economic damage from the pandemic, including up to $2.3 trillion in lending to support households, employers, financial markets, and state and local governments. These included the Paycheck Protection Program and Main Street Lending Program as well as loans to households and small businesses and direct loans to municipal governments. The Fed also cut its target for the fed funds rate—the rate banks pay to borrow from each other overnight—by a total of 1.5 percentage points beginning March 3, lowering it to a range of 0 percent to 0.25 percent. The momentum continued to build as states began to implement various plans for reopening their economies after a virtual shut-down brought businesses, especially retail, hospitality and services, to a near halt.

The S&P 500® logged a 12.8 percent return for April; followed by a 4.8 percent advance in May, which marked the best two-month period in 11 years. At the close of May, the stock market was some 36 percent ahead of its March low, and on June 10 the NASDAQ Composite closed above 10,000 for the first time. While actions at the federal level seeded the comeback, economic data took a decided turn for the better, albeit after being beaten down. In May, retail sales rebounded by 17.7 percent—the largest monthly surge on record—and housing starts climbed 4.3 percent, with building permits jumping 14.4 percent. State-level actions also began to pay off, as quarantines, masks, social distancing and other measures began to bend the curve of new cases from upward-sloping to downward.

Semi-Annual Report (Unaudited) | June 30, 2020	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Many questioned the market’s strong performance in the face of a dire and potentially long-lasting threat like the coronavirus. And, indeed, the market did suffer bouts of doubt, such as June 11 when it encountered its worst decline in three months (a one-day loss of 5.9 percent for the S&P 500®). Coronavirus infections rising in more than 20 states—a trend that would continue through the end of the quarter and beyond—and an overall atmosphere of uncertainty both played roles in the sell-off. Nevertheless, the market quickly righted itself and buying continued through June, with the S&P 500® turning in its best quarter since 1998 and one of the 10 best quarters since 1950, according to CBS MarketWatch.

With regard to investment styles, growth style stocks significantly outperformed their value counterparts across all capitalization ranges in the second quarter, continuing a trend that now dates back many years. Among key growth benchmarks, the broad market Russell 3000® Growth Index returned 27.99 percent, well ahead of the 14.55 percent return posted by its value counterpart.

Liberty All-Star® Growth Fund

On both an absolute and relative basis, Liberty All-Star Growth Fund returns were strong in the second quarter of 2020. The Fund returned 32.70 percent with shares valued at net asset value (NAV) with dividends reinvested and 39.12 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 29.73 percent for the quarter. The Fund’s NAV and market price returns both substantially exceeded those of the S&P 500®, the DJIA, the NASDAQ Composite and the Russell Growth Benchmark.

For the six-month period, the Fund returned 9.98 percent with shares valued at NAV with dividends reinvested and 1.51 percent when shares are valued at market price with dividends reinvested. The Lipper benchmark returned 9.90 percent for the period, while the S&P 500®, the DJIA and the NASDAQ Composite returned -3.08 percent, -8.43 percent and 12.67 percent, respectively. It is also noteworthy that the Fund’s NAV performance was more than double that of the passive Russell Growth Benchmark.

While growth style stocks performed well across the capitalization spectrum in the second quarter, the Fund was helped by its allocations to small- and mid-cap stocks as both delivered moderately better results than large-cap stocks. Strong as the Fund’s quarterly return was, the record shows that the Fund’s long-term returns are ahead of its Lipper benchmark for three-, five-, 10-, 15- and 20-year periods.

The range in the discount at which Fund shares traded relative to their underlying NAV tightened significantly during the quarter, ranging from -2.7 percent to -8.5 percent whereas it traded at a much wider range of an 11.8 percent premium to a -9.5 percent discount in the first quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 to shareholders during the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $14.59 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

With small-cap stocks posting a fine quarter, it is appropriate (but coincidental) that the Fund’s small-cap manager, Weatherbie Capital, LLC, is the subject of this report’s manager interview. We invite shareholders to read our Q&A with the firm’s founder and president, Matt Weatherbie, beginning on page 9.

We are relieved that equity markets staged such a dramatic turnaround in the second quarter and gratified, of course, that the Fund not only fully participated but outperformed in a very competitive environment for growth stocks. Challenges await, no doubt, as the nation and the world cope with and seek to conquer a very dangerous pathogen. Be assured we will remain diligent in our management of the Fund and dedicated to the best long-term interests of our shareholders.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2020 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2020	3

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2020)
Net Asset Value (NAV)	$6.49
Market Price	$6.29
Discount	-3.1%

	Quarter	Year-to-Date
Distributions*	$0.11	$0.24
Market Price Trading Range	$4.25 to $6.35	$3.90 to $7.13
Premium/(Discount) Range	-2.7% to -8.5%	11.8% to -9.5%

Performance (Periods ended June 30, 2020)
Shares Valued at NAV with Dividends Reinvested	32.70%	9.98%
Shares Valued at Market Price with Dividends Reinvested	39.12%	1.51%
Dow Jones Industrial Average	18.51%	-8.43%
Lipper Multi-Cap Growth Mutual Fund Average	29.73%	9.90%
NASDAQ Composite Index	30.95%	12.67%
Russell Growth Benchmark	29.35%	4.12%
S&P 500® Index	20.54%	-3.08%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2020.

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund’s rights offering were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020
1st Quarter	0.13	March	5	4.34
2nd Quarter	0.11
Total	$14.59

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2020	5

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2020 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Paylocity Holding Corp.	2.09%
FirstService Corp.	2.05
Chegg, Inc.	2.03
Nevro Corp.	1.77
Amazon.com, Inc.	1.75
Microsoft Corp.	1.71
Alphabet, Inc.	1.63
Visa, Inc.	1.56
Progyny, Inc.	1.46
PayPal Holdings, Inc.	1.46
Facebook, Inc.	1.45
Insulet Corp.	1.43
Casella Waste Systems, Inc.	1.42
EPAM Systems, Inc.	1.40
salesforce.com, Inc.	1.40
Abbott Laboratories	1.35
FleetCor Technologies, Inc.	1.32
Everbridge, Inc.	1.30
UnitedHealth Group, Inc.	1.27
NIKE, Inc.	1.26
31.11%

Economic Sectors*	Percent of Net Assets
Information Technology	32.09%
Health Care	24.10
Consumer Discretionary	12.39
Industrials	11.45
Financials	4.04
Real Estate	3.82
Communication Services	4.47
Materials	3.47
Consumer Staples	2.07
Energy	0.03
Other Net Assets	2.07
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($1 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2020.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/20
Purchases
Abbott Laboratories	11,996	39,992
Ball Corp.	25,522	25,522
Fortinet, Inc.	15,000	15,000
Horizon Therapeutics plc	37,500	37,500
Linde PLC	5,227	13,301
Progyny, Inc.	71,748	152,803
Signature Bank	11,885	19,497
Silk Road Medical, Inc.	34,273	34,273
Tabula Rasa HealthCare, Inc.	21,320	39,872
Union Pacific Corp.	13,627	13,627
West Pharmaceutical Services, Inc.	10,000	10,000
Williams-Sonoma, Inc.	35,000	35,000

Sales
Autodesk, Inc.	(5,248)	11,411
Booking Holdings, Inc.	(1,498)	0
Chegg, Inc.	(23,270)	81,656
Genpact, Ltd.	(45,000)	0
Jazz Pharmaceuticals PLC	(10,500)	0
Rapid7, Inc.	(22,313)	14,801
TJX Cos., Inc.	(39,251)	0
Trade Desk, Inc.	(8,485)	0
Ulta Beauty, Inc.	(6,916)	0
Wayfair, Inc.	(4,416)	0
Xylem, Inc.	(24,500)	0

Semi-Annual Report (Unaudited) | June 30, 2020	7

Liberty All-Star® Growth Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 33 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2020 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small Large
	SMALLCAP	MIDCAP	LARGECAP
	INDEX	INDEX	INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,081	329	434	50	40	29	119
Percent of Holdings in Top 10	5%	12%	44%	48%	30%	45%	18%
Weighted Average Market Capitalization (billions)	$2.5	$18.7	$575.8	$5.3	$14.0	$328.0	$115.8
Average Five-Year Earnings Per Share Growth	12%	16%	20%	23%	16%	18%	18%
Average Five-Year Sales Per Share Growth	9%	14%	15%	17%	11%	13%	14%
Price/Earnings Ratio*	27x	36x	34x	49x	30x	40x	37x

*	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Matthew A. Weatherbie, CFA Founder and President Weatherbie Capital, LLC

ITS FOUNDATION/OPPORTUNITY PHILOSOPHY ENABLES WEATHERBIE TO NAVIGATE THROUGH EVER-CHANGING MARKETS

Weatherbie Capital is the Fund’s small-cap growth manager. The firm focuses on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. Weatherbie seeks to provide superior returns relative to small capitalization growth indices over a full market cycle. We recently had the opportunity to speak with the firm’s founder and president, Matt Weatherbie. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Under your investment philosophy, Weatherbie invests in “Foundation” and “Opportunity” small-cap growth stocks. The former are quality stocks with the potential to outperform over time and account for two-thirds of assets; by implementing the latter the firm takes advantage of pricing distortions that occur from time to time, and this strategy accounts for the other one-third of assets. Has the unusual investment environment that has existed since early 2020 compelled Weatherbie to shift and place more emphasis on Opportunity stocks? Conversely, has it eroded the outlook for certain Foundation stocks that have been hurt by an exogenous event like the pandemic?

In the current investment environment, the portfolio has shifted slightly to more Foundation stocks than Opportunity. All the Weatherbie 50 holdings are smaller-cap companies. Until mid-February they appeared to be on track and, in fact, many were doing even better than we had expected. From then to the last two weeks of March, several positions fell sharply as the market reacted to COVID-19. Since then, positions across the portfolio have stabilized at these lower levels with most improving across May and June.

“Nothing about our core strategy has changed in response to COVID-19 ... When the market overreacts to the downside, we look for ways to improve and upgrade the quality of our portfolio.”

As Q1 earnings were reported, many companies withheld 2020 guidance. Despite this, the Weatherbie team has developed broad insights about the road ahead: First, some companies were helped by the COVID-19 crisis, seeing very little impact. Second, some companies experienced an immediate hit, but we believe they are well positioned for a quick, steep recovery. Third, some companies took a relatively small initial hit, but we believe their growth prospects are likely to be affected by COVID-19 in longer-lasting ways, for better or for worse.

Semi-Annual Report (Unaudited) | June 30, 2020	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

We have developed insights about how we think the impacts of the current crisis will play out in various businesses—for example, in biotech/pharma, online education, critical event management, travel and leisure, American manufacturing, and even pet care. This thinking has guided recent decisions to, for example, increase our position in Everbridge while exiting it in Lindblad. (NOTE: These companies are discussed in more detail later in the interview.)

The investment philosophy of Foundation/Opportunity has been in place since 1995, along with our investment process and key investment criteria. Nothing about our core strategy has changed in response to COVID-19. Across our 24-year history we have been through many volatile periods. When the market overreacts to the downside, we look for ways to improve and upgrade the quality of our portfolio. At the margin, we trim the more Opportunistic positions, expecting these to have headwinds, and we add to what we believe are the more stable and growing Foundation positions.

Last year, for all of 2019 the small-cap Russell 2000® Growth Index trailed the large-cap S&P 500® Index by about 300 basis points (both turning in excellent results, however). Year-to-date through the end of June, the small-cap Russell 2000® Growth Index has narrowed that gap and is at parity with the S&P 500®. Is there anything about the environment we have experienced since the onset of the coronavirus—and the economic displacements it has wrought—that may give an inherent edge to small-caps over large-caps, or is the very similar YTD performance exhibited by the two indices just a result of normal market action?

Yes, we believe small-caps have an edge in the present environment. The small-cap Russell 2000® Growth Index narrowed, widened, then narrowed its gap behind the S&P 500® across 2020. While some are playing defense in this market environment, others are trying to play offense. Weatherbie Capital believes small-cap growth companies will generally outperform in the market recovery. We would also point out that, broadly, small-caps have historically led the market higher in eventual recoveries. Looking back at the past three recessions1, from the market low, during the recession through the 12 months after that point, the Russell 2000® has gone up about 38 percent on average, while the S&P 500® has risen only 24 percent. So, when investors are looking to play offense and positioning their portfolios for an eventual recovery, we suggest they look at small-caps.

“Weatherbie Capital believes small-cap growth companies will generally outperform in the market recovery. We would also point out that, broadly, small-caps have historically led the market higher in eventual recoveries.”

Through June 30, 2020, the Russell 2000® Growth small-cap index—which is our benchmark for the portion of the Liberty All-Star Growth Fund that we manage—has lagged, returning -3.06 percent. This compares to the Russell 1000® Growth large-cap index that has returned +9.81 percent year-to-date. As small-caps have underperformed in 2020, some investors have sought out the relative safety and liquidity of larger caps. But that has depressed small-cap valuations—so much so that we believe small-cap, relative to large-cap, now reflects the largest valuation discount in about two decades.

[1]	Based on S&P 500® vs. Russell 2000® performance after stock market troughs during the past three recessions: 12 months following 10/31/90, 9/30/01 and 2/28/09. The performance data quoted represents past performance, which is neither an indication nor a guarantee of future results.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

In the most recent Liberty All-Star Growth Fund annual report, you cited a portfolio holding, Chegg, for its attractiveness. The company provides online learning solutions for high school and college students and its stock is up about 80 percent year-to-date as it has benefited from the changed learning environment brought about by COVID-19. What other holdings in the portion of the Fund’s portfolio that you manage have benefited from the pandemic, either because of their served market/business plan or because they changed and adapted to the new environment? Are there any that have been especially impacted negatively?

Several Weatherbie 50 portfolio holdings have performed well in the COVID-19 environment. A good example of one that has benefited is Everbridge (EVBG), which I cited earlier. EVBG is a software as a service, or SaaS, provider that specializes in critical event management, or CEM, and enterprise safety applications. These enable business customers to automate and accelerate processes that ensure the safety of their workers and keep operations running through crisis events. In March, commenting about the COVID-19 pandemic, its CEO said, “Everbridge was built for exactly this type of situation.” The company announced “COVID-19 Shield,” a set of three solutions designed to protect the safety of employees and customers, maintain business operations, safeguard supply chains, and reduce costs and liabilities stemming from COVID-19. The three solutions are Know Your Risks, Protect Your People, and Protect Your Operations and Supply Chains.

With clients in the corporate, municipal and government markets, Everbridge’s competitive moat keeps expanding. During the first quarter, Everbridge gained 194 net new customers. The company is launching innovative tools to help organizations manage during the pandemic, like its “COVID-19 Return to Work” solution. This includes an app that speeds up contact-tracing efforts with an automated approach to tracking an individual’s exposure to the virus at work, drawing upon 225 integrations, e.g., with calendars, corporate travel itineraries, building access control, etc.

Of the Weatherbie 50 portfolio positions that suffered because of COVID-19, perhaps none was more negatively impacted than Lindblad Expeditions (LIND), which I also cited earlier. Lindblad provides expedition cruising and adventure travel with a fleet of eight owned ships and five seasonal charter vessels under the company’s brand. The company has a differentiated business model with eco-friendly educational cruise experiences supported by National Geographic. COVID-19 hit the travel and leisure segments very hard, perhaps none more than the cruise industry. In March, all Lindblad expeditions were cancelled pending further notice. To address the situation, Lindblad initially began offering “virtual tours” and now plans a limited number of cruises as early as August 2020. A significant portion of the company’s expenses are fixed, and with suspended revenue the immediate future seems uncertain. Weatherbie had a small position in Lindblad Expeditions, which has since been exited.

As always, thanks for an informative and insightful interview.

Semi-Annual Report (Unaudited) | June 30, 2020	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.93%)
COMMUNICATION SERVICES (4.47%)
Entertainment (0.67%)
Take-Two Interactive Software, Inc.(a)	13,000	$1,814,410

Interactive Media & Services (3.80%)
Alphabet, Inc., Class C(a)	3,105	4,389,259
Facebook, Inc., Class A(a)	17,222	3,910,599
Match Group Inc(a)(b)	18,192	1,947,454
		10,247,312
CONSUMER DISCRETIONARY (12.39%)
Distributors (0.91%)
Pool Corp.	9,000	2,446,830

Diversified Consumer Services (2.03%)
Chegg, Inc.(a)	81,656	5,492,183

Hotels, Restaurants & Leisure (2.14%)
Planet Fitness, Inc., Class A(a)	36,092	2,186,092
Wingstop, Inc.	4,611	640,791
Yum! Brands, Inc.	33,888	2,945,206
		5,772,089
Internet & Direct Marketing Retail (2.83%)
Amazon.com, Inc.(a)	1,709	4,714,823
Etsy, Inc.(a)	27,500	2,921,325
		7,636,148
Multiline Retail (1.16%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	32,206	3,144,916

Specialty Retail (1.76%)
Burlington Stores, Inc.(a)	9,500	1,870,835
Williams-Sonoma, Inc.	35,000	2,870,350
		4,741,185
Textiles, Apparel & Luxury Goods (1.56%)
Canada Goose Holdings, Inc.(a)(b)	35,098	813,221
NIKE, Inc., Class B	34,808	3,412,924
		4,226,145
CONSUMER STAPLES (2.07%)
Food Products (1.36%)
Lamb Weston Holdings, Inc.	25,000	1,598,250
McCormick & Co., Inc.	11,500	2,063,215
		3,661,465

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Household Products (0.71%)
Church & Dwight Co., Inc.	25,000	$1,932,500

ENERGY (0.03%)
Energy Equipment & Services (0.03%)
Core Laboratories NV	3,719	75,570

FINANCIALS (4.04%)
Banks (1.48%)
First Republic Bank	18,000	1,907,820
Signature Bank	19,497	2,084,619
		3,992,439
Capital Markets (1.59%)
Hamilton Lane, Inc., Class A	37,117	2,500,572
Raymond James Financial, Inc.	26,000	1,789,580
		4,290,152
Consumer Finance (0.29%)
LendingTree, Inc.(a)(b)	2,717	786,653

Insurance (0.59%)
eHealth, Inc.(a)	8,338	819,125
Goosehead Insurance, Inc., Class A(a)	10,271	771,969
		1,591,094
Thrifts & Mortgage Finance (0.09%)
Axos Financial, Inc.(a)	11,055	244,094

HEALTH CARE (24.10%)
Biotechnology (2.81%)
ACADIA Pharmaceuticals, Inc.(a)	49,729	2,410,365
Natera, Inc.(a)	20,748	1,034,495
Portola Pharmaceuticals, Inc.(a)	3,476	62,533
Puma Biotechnology, Inc.(a)	103,070	1,075,020
Regeneron Pharmaceuticals, Inc.(a)	3,692	2,302,516
Ultragenyx Pharmaceutical, Inc.(a)	8,990	703,198
		7,588,127
Health Care Equipment & Supplies (12.50%)
Abbott Laboratories	39,992	3,656,469
Becton Dickinson and Co.	11,165	2,671,449
Cooper Cos., Inc.	6,000	1,701,840
Danaher Corp.	14,883	2,631,761
Glaukos Corp.(a)	50,897	1,955,463
Insulet Corp.(a)	19,907	3,867,134
Intuitive Surgical, Inc.(a)	4,465	2,544,291

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2020	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Nevro Corp.(a)	39,950	$4,772,826
ResMed, Inc.	13,000	2,496,000
Silk Road Medical, Inc.(a)	34,273	1,435,696
STERIS PLC	12,500	1,918,000
Varian Medical Systems, Inc.(a)	15,000	1,837,800
West Pharmaceutical Services, Inc.	10,000	2,271,700
		33,760,429
Health Care Providers & Services (3.77%)
PetIQ, Inc.(a)	44,325	1,544,283
Progyny, Inc.(a)	152,803	3,943,845
UnitedHealth Group, Inc.	11,607	3,423,485
US Physical Therapy, Inc.	15,642	1,267,315
		10,178,928
Health Care Technology (0.86%)
Inspire Medical Systems, Inc.(a)	1,485	129,225
Tabula Rasa HealthCare, Inc.(a)(b)	39,872	2,182,194
		2,311,419
Life Sciences Tools & Services (3.30%)
Charles River Laboratories International, Inc.(a)	13,500	2,353,725
Illumina, Inc.(a)	7,630	2,825,771
Mettler-Toledo International, Inc.(a)	2,500	2,013,875
NeoGenomics, Inc.(a)	55,947	1,733,238
		8,926,609
Pharmaceuticals (0.86%)
Aerie Pharmaceuticals, Inc.(a)	16,795	247,894
Horizon Pharma Plc(a)	37,500	2,084,250
		2,332,144
INDUSTRIALS (11.45%)
Aerospace & Defense (1.63%)
Huntington Ingalls Industries, Inc.	8,300	1,448,267
Kratos Defense & Security Solutions, Inc.(a)	70,262	1,098,195
Teledyne Technologies, Inc.(a)	6,000	1,865,700
		4,412,162
Air Freight & Logistics (0.61%)
XPO Logistics, Inc.(a)	21,189	1,636,850

Building Products (0.73%)
Lennox International, Inc.	8,500	1,980,415

Commercial Services & Supplies (3.13%)
Casella Waste Systems, Inc., Class A(a)	73,665	3,839,420
Cintas Corp.	9,500	2,530,420

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Copart, Inc.(a)	25,000	$2,081,750
		8,451,590
Electrical Equipment (0.88%)
Generac Holdings, Inc.(a)	19,500	2,377,635

Machinery (0.70%)
IDEX Corp.	12,000	1,896,480

Professional Services (1.18%)
IHS Markit, Ltd.	42,015	3,172,132

Road & Rail (0.85%)
Union Pacific Corp.	13,627	2,303,917

Trading Companies & Distributors (1.74%)
HD Supply Holdings, Inc.(a)	60,000	2,079,000
SiteOne Landscape Supply, Inc.(a)	23,038	2,625,641
		4,704,641
INFORMATION TECHNOLOGY (32.09%)
Communications Equipment (0.80%)
Ciena Corp.(a)	40,000	2,166,400

Electronic Equipment, Instruments & Components (1.84%)
Keysight Technologies, Inc.(a)	20,000	2,015,600
Novanta, Inc.(a)	6,184	660,266
Zebra Technologies Corp., Class A(a)	9,000	2,303,550
		4,979,416
IT Services (7.13%)
Akamai Technologies, Inc.(a)	18,000	1,927,620
Booz Allen Hamilton Holding Corp.	23,000	1,789,170
EPAM Systems, Inc.(a)	15,038	3,789,726
FleetCor Technologies, Inc.(a)	14,199	3,571,475
PayPal Holdings, Inc.(a)	22,618	3,940,734
Visa, Inc., Class A	21,871	4,224,821
		19,243,546
Semiconductors & Semiconductor Equipment (3.90%)
Diodes, Inc.(a)	44,901	2,276,481
Impinj, Inc.(a)	33,438	918,542
Monolithic Power Systems, Inc.	11,500	2,725,500
Skyworks Solutions, Inc.	17,500	2,237,550
Xilinx, Inc.	24,228	2,383,793
		10,541,866

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2020	15

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (18.42%)
Adobe, Inc.(a)	4,573	$1,990,673
Altair Engineering, Inc., Class A(a)	6,886	273,718
Autodesk, Inc.(a)	11,411	2,729,397
Avalara, Inc.(a)	20,637	2,746,578
Bill.com Holdings, Inc.(a)	4,384	395,481
Cerence, Inc.(a)	27,008	1,103,007
Ebix, Inc.	42,228	944,218
Everbridge, Inc.(a)	25,365	3,509,501
Fortinet, Inc.(a)	15,000	2,059,050
Globant SA(a)	16,475	2,468,779
HubSpot, Inc.(a)	8,039	1,803,550
Intuit, Inc.	6,225	1,843,783
LivePerson, Inc.(a)	4,647	192,525
Microsoft Corp.	22,756	4,631,073
Mimecast, Ltd.(a)	6,069	252,834
Paycom Software, Inc.(a)	7,000	2,168,110
Paylocity Holding Corp.(a)	38,708	5,647,110
Pluralsight, Inc., Class A(a)	68,892	1,243,501
Qualys, Inc.(a)	20,000	2,080,400
Rapid7, Inc.(a)	14,801	755,147
salesforce.com, Inc.(a)	20,199	3,783,879
SPS Commerce, Inc.(a)	20,470	1,537,706
Synopsys, Inc.(a)	11,500	2,242,500
Workday, Inc., Class A(a)	17,838	3,342,128
		49,744,648
MATERIALS (3.47%)
Chemicals (2.07%)
Ecolab, Inc.	13,942	2,773,761
Linde PLC	13,301	2,821,275
		5,595,036
Containers & Packaging (1.40%)
Avery Dennison Corp.	17,500	1,996,575
Ball Corp.	25,522	1,773,524
		3,770,099
REAL ESTATE (3.82%)
Equity Real Estate Investment Trusts (REITs) (1.77%)
Equinix, Inc.	4,188	2,941,232
Sun Communities, Inc.	13,500	1,831,680
		4,772,912

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Management & Development (2.05%)
FirstService Corp.	55,073	$5,548,605

TOTAL COMMON STOCKS
(COST OF $177,650,240)		264,491,191

SHORT TERM INVESTMENTS (4.20%)
MONEY MARKET FUND (2.04%)
State Street Institutional US Government Money Market Fund, 0.119%(c)
(COST OF $5,523,154)	5,523,154	5,523,154

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.16%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%
(COST OF $5,835,533)	5,835,533	5,835,533

TOTAL SHORT TERM INVESTMENTS
(COST OF $11,358,687)		11,358,687

TOTAL INVESTMENTS (102.13%)
(COST OF $189,008,927)		275,849,878

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.13%)		(5,758,563)

NET ASSETS (100.00%)		$270,091,315

NET ASSET VALUE PER SHARE
(41,641,609 SHARES OUTSTANDING)		$6.49

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $5,818,385.

(c)	Rate reflects seven-day effective yield on June 30, 2020.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2020	17

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

ASSETS:
Investments at market value (Cost $189,008,927)(a)	$275,849,878
Receivable for investment securities sold	743,902
Dividends and interest receivable	90,936
Tax reclaim receivable	19,356
Prepaid and other assets	41,289
TOTAL ASSETS	276,745,361

LIABILITIES:
Payable for investments purchased	368,925
Investment advisory fee payable	174,101
Payable for administration, pricing and bookkeeping fees	103,273
Payable for collateral upon return of securities loaned	5,835,533
Accrued expenses	172,214
TOTAL LIABILITIES	6,654,046
NET ASSETS	$270,091,315

NET ASSETS REPRESENTED BY:
Paid-in capital	$169,841,120
Total distributable earnings	$100,250,195
NET ASSETS	$270,091,315

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	41,641,609
NET ASSET VALUE PER SHARE	$6.49

(a)	Includes securities on loan of $5,818,385.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $2,485)	$565,562
Securities lending income	112,083
TOTAL INVESTMENT INCOME	677,645

EXPENSES:
Investment advisory fee	937,316
Administration fee	234,954
Pricing and bookkeeping fees	44,620
Audit fee	15,650
Custodian fee	21,827
Directors’ fees and expenses	53,192
Insurance expense	4,362
Legal fees	40,916
NYSE fee	18,809
Shareholder communication expenses	15,921
Transfer agent fees	32,389
Miscellaneous expenses	13,208
TOTAL EXPENSES	1,433,164
NET INVESTMENT LOSS	(755,519)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	21,873,566
Net change in unrealized appreciation on investments	6,688,276
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	28,561,842
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,806,323

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2020	19

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
FROM OPERATIONS:
Net investment loss	$(755,519)	$(1,260,981)
Net realized gain on investments	21,873,566	15,310,254
Net change in unrealized appreciation on investments	6,688,276	49,957,427
Net Increase in Net Assets From Operations	27,806,323	64,006,700

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(9,495,643)	(17,226,881)
Total Distributions	(9,495,643)	(17,226,881)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	13,189,748	—
Dividend reinvestments	3,265,447	5,195,479
Net increase resulting from Capital Share Transactions	16,455,195	5,195,479
Total Increase in Net Assets	34,765,875	51,975,298

NET ASSETS:
Beginning of period	235,325,440	183,350,142
End of period	$270,091,315	$235,325,440

See Notes to Financial Statements.

20	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund’s rights offering for shares at a price below net asset value, net of costs.

(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund’s rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six
Months Ended
June 30, 2020	For the Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015

$6.19		$4.94	$5.67	$4.80	$4.99	$5.69

(0.02)		(0.03)	(0.03)	(0.02)	(0.02)	(0.03)
0.60		1.74	(0.01)	1.31	0.19	0.10
0.58		1.71	(0.04)	1.29	0.17	0.07

(0.24)		—	—	—	—	—
—		(0.46)	(0.46)	(0.42)	(0.36)	(0.77)
(0.24)		(0.46)	(0.46)	(0.42)	(0.36)	(0.77)
(0.04)		—	(0.23)	—	—	—
$6.49		$6.19	$4.94	$5.67	$4.80	$4.99
$6.29		$6.50	$4.39	$5.54	$4.18	$4.58

10.0	%(d)	35.8%	(1.0%)	28.6%	4.8%	3.9%
1.5	%(d)	60.5%	(9.9%)	44.3%	(0.6%)	5.1%

$270		$235	$183	$154	$126	$124
1.22	%(e)	1.22%	1.25%	1.26%	1.35%	1.30%
(0.64	%)(e)	(0.57%)	(0.47%)	(0.46%)	(0.34%)	(0.45%)
32	%(d)	34%	49%	40%	100%	58%

Semi-Annual Report (Unaudited) | June 30, 2020	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2020, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2020	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of June 30, 2020:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$5,818,385	$5,835,533	$—	$5,835,533

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2020:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$5,835,533	$—	$—	$—	$5,835,533
Total Borrowings					$5,835,533
Gross amount of recognized liabilities for securities lending (collateral received)					$5,835,533

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$264,491,191	$—	$—	$264,491,191
Short Term Investments	11,358,687	—	—	11,358,687
Total	$275,849,878	$—	$—	$275,849,878

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Semi-Annual Report (Unaudited) | June 30, 2020	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2020.

The tax character of distributions paid during the year ended December 31, 2019 were as follows:

Distributions Paid From:	December 31, 2019
Ordinary Income	$1,835,951
Long-term capital gains	15,390,930
Total	$17,226,881

As of June 30, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$190,537,752	$91,400,521	$(6,088,395)	$85,312,126

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report (Unaudited) | June 30, 2020	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the six months ended June 30, 2020 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2020 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $81,307,463 and $75,266,064, respectively.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

NOTE 7. CAPITAL TRANSACTIONS

On December 6, 2019, the Board of Directors of the Fund authorized and set the terms of an offering to the Fund’s shareholder of rights to purchase additional shares of the Fund. Record date shareholders at the close of business on February 7, 2020 were issued non-transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The offering commenced on February 12, 2020 and was temporarily suspended after the close of the New York Stock Exchange (“NYSE”) on March 9, 2020, recommencing March 10, 2020. The subscription period ended March 27, 2020 (the “Expiration Date”).

Shareholders exercised rights to purchase 3,094,412 shares at a subscription price of $4.34 per share for proceeds, net of estimated expenses of $240,000, of $13,189,748. The subscription price represents 95 percent of the average of the closing NYSE market price per share of common stock on the Expiration Date and the four preceding trading days.

During the six months ended June 30, 2020 and year ended December 31, 2019, distributions in the amounts of $3,265,447 and $5,195,479, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 529,338 and 914,730 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Semi-Annual Report (Unaudited) | June 30, 2020	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price-ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price-ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2020	33

Intentionally Left Blank

Intentionally Left Blank

Intentionally Left Blank

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1000	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com
DIRECTORS
Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
INVESTOR ASSISTANCE,	Matthew Sutula, Chief Compliance Officer
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR	* Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund’s Form N-PORTs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not Applicable to semi-annual report.

(b)	Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2020, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1)  Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 31, 2020

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer (Principal Financial Officer)

Date:	August 31, 2020